CTT Pharmaceuticals, Inc.
(Formerly Fenwafe Inc.)
Financial Statements
February 28, 2014 and 2013

Management’s Responsibility

To the Shareholders of CTT Pharmaceuticals, Inc.:

Management is responsible for the preparation and presentation of the accompanying financial statements, including responsibility for significant accounting judgments and estimates in accordance with accounting principles generally accepted in the United States of America. This responsibility includes selecting appropriate accounting principles and methods, and making decisions affecting the measurement of transactions in which objective judgment is required.

In discharging its responsibilities for the integrity and fairness of the financial statements, management designs and maintains the necessary accounting systems and related internal controls to provide reasonable assurance that transactions are authorized, assets are safeguarded and financial records are properly maintained to provide reliable information for the preparation of financial statements.

The Board of Directors is responsible for overseeing management in the performance of its financial reporting responsibilities, and for approving the financial information included in the annual report. The Board fulfills these responsibilities by reviewing the financial information prepared by management and discussing relevant matters with management and external auditors. The Board of Directors is also responsible for recommending the appointment of CTT Pharmaceutical’s external auditors.

MNP LLP, an independent firm of Chartered Professional Accountants, is appointed by the shareholders to audit the financial statements and report directly to them; their report follows. The external auditors have full and free access to, and meet periodically and separately with, the Board of Directors, Audit Committee and management to discuss their audit findings.

July 29, 2014

Pankaj Modi	Dean Hanisch
CEO	CFO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of CTT Pharmaceuticals, Inc. (formerly Fenwafe Inc.)

We have audited the accompanying balance sheets of CTT Pharmaceuticals, Inc. as of February 28, 2014 and 2013, and the related statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three year period ended February 28, 2014. CTT Pharmaceuticals, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CTT Pharmaceuticals, Inc. as of February 28, 2014 and 2013, and the results of its operations and its cash flows for each of the years in the three year period ended February 28, 2014 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has accumulated operating losses of $205,124 since inception and the continuation of the Company is dependent upon the continuing support of the shareholders, ongoing product development, the successful implementation of a marketing program, market acceptance of its products and achieving profitability. These factors along with other matters as set forth in Note 1, raise substantial doubt that the Company will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Chartered Accountants
Vancouver, BC, Canada July 29, 2014

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Balance Sheets
As at February 28
(Canadian Dollars)

	2014	2013

Assets

Current
Cash	$439	$17

Total Assets	$439	$17

Liabilities

Current
Accounts payable and accrued liabilities	$11,624	$-
Due to shareholder (Note 3)	20,000	20,000

Total Liabilities	31,624	20,000

Stockholders’ Deficiency
Capital stock (Note5)
Authorized Unlimited Class A common voting shares with no par value Unlimited Class B and C common non-voting shares with no par value Unlimited redeemable First preferred voting shares Unlimited redeemable Second and Third preferred non-voting shares Unlimited redeemable Fourth preferred voting shares Issued and outstanding: 2,500,000 (2013: 2,500,000) Class A Common Shares	83,103	83,103
Contributed surplus	90,836	81,847
Deficit	(205,124)	(184,933)

Total Stockholders’ Deficiency	(31,185)	(19,983)

Total Liabilities and Stockholders’ Deficiency	$439	$17

Going Concern (Note 1)

Pankaj Modi	Dean Hanisch
Director	Director

The accompanying notes are an integral part of these financial statements

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Statements of Operations and Comprehensive Loss
For the Years Ended February 28
(Canadian Dollars)

	2014	2013	2012

Revenues	$-	$-	$-

Operating expenses
Bank charges and interest (Note 6)	4,017	4,033	4,008
Professional fees	16,174	1,842	10,734

Total operating expenses	20,191	5,875	14,742

Loss before income taxes	20,191	5,875	14,742

Provision for income taxes (Note 4)	-	-	-

Net loss and comprehensive loss	$20,191	$5,875	$14,742

Loss per share (basic and diluted)	$0.01	$0.00	$0.01

Weighted average number of common shares (basic and diluted)	2,500,000	2,500,000	2,500,000

The accompanying notes are an integral part of these financial statements

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Statements of Cash Flows
For the Years Ended February 28
(Canadian Dollars)

	2014	2013	2012

Cash provided by (used for) the following activities
Operating activities
Net loss	(20,191)	(5,875)	(14,742)
Adjustments for non-cash items:
Imputed interest	4,000	4,000	4,000
Changes in non-cash working capital items
Accounts payable and accrued liabilities	11,624	(5,032)	5,032

	(4,568)	(6,907)	(5,710)

Financing activities
Advances from shareholders	4,989	6,925	5,702

Increase (decrease) in cash resources	422	17	(8)
Cash resources, beginning	17	-	8

Cash resources, ending	439	17	-

Cash paid for:
Interest	-	-	-
Taxes	-	-	-

The accompanying notes are an integral part of these financial statements

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Statements of Stockholders’ Deficiency
For the Years Ended February 28
(Canadian Dollars)

	Class A	Capital	Contributed		Stockholders’
	Common Stock	Stock	Surplus	Deficit	Deficiency

Balance, February 28, 2011	2,500,000	83,103	61,220	(164,316)	(19,992)

Contribution of capital - interest	-	-	4,000	-	4,000
Contribution of capital – loan forgiveness			5,702		5,702
Loss for the year	-	-	-	(14,742)	(14,742)
Balance, February 28, 2012	2,500,000	83,103	70,922	(179,058)	(25,033)

Contribution of capital - interest	-	-	4,000	-	4,000
Contribution of capital – loan forgiveness			6,925		6,925
Loss for the year	-	-	-	(5,875)	(5,875)
Balance, February 28, 2013	2,500,000	83,103	81,847	(184,933)	(19,983)

Contribution of capital - interest	-	-	4,000	-	4,000
Contribution of capital – loan forgiveness			4,989		4,989
Loss for the year	-	-	-	(20,191)	(20,191)
Balance February 28, 2014	2,500,000	83,103	90,836	(205,124)	(31,185)

The accompanying notes are an integral part of these consolidated financial statements

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Notes to Financial Statements
For the Years Ended February 28, 2014, 2013 and 2012
(Canadian Dollars)

1.        BASIS OF PRESENTATION

            CTT Pharmaceuticals, Inc. (formerly Fenwafe Inc.) (the “Company”) was incorporated under the Canadian Business Corporations Act on March 8, 2007. The Company intends to specialize in the development of oral drug delivery systems for pain management and treatment.

            These financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has accumulated operating losses of $205,124 since inception and the continuation of the Company is dependent upon the continuing support of creditors and the shareholders, long-term financing, ongoing product development, the successful implementation of a marketing program, market acceptance of its products and achieving profitability. These factors raise substantial doubt that the Company will be able to continue as a going concern. These financial statements do not give effect to any adjustments to the amounts and classifications of assets and liabilities which might be necessary should the Company be unable to continue its operations as a going concern.

2.        SIGNIFICANT ACCOUNTING POLICIES

            These financial statements have been prepared in accordance with accounting principles generally accepted in the United States applicable to a going concern and reflect the policies outlined below.

     (a)        Cash and Cash Equivalents

            The Company considers all highly liquid investments purchased with an original or remaining maturity of less than three months at the date of purchase to be cash equivalents. Cash and cash equivalents include balances with banks and operating line of credit.

     (b)        Revenue Recognition

            Revenue is recognized when persuasive evidence of an arrangement exists, title passes to the customer, typically upon delivery, and when collection of the fixed or determinable selling price is reasonably assured.

     (c)        Functional and Presentation Currency

            The functional and presentation currency of the Company and its consolidated entities is the Canadian Dollar. Foreign exchange gains and losses relating to transactions not denominated in the Canadian Dollar are included in operating income (loss).

     (d)        Comprehensive Income

            Other comprehensive income refers to revenues, expenses, gains and losses that under generally accepted accounting principles are included in comprehensive income, but are excluded from net income as these amounts are recorded directly as an adjustment to stockholders’ equity. The Company had no elements of comprehensive income for the years ended February 28, 2014, 2013 or 2012.

            (e)        Share Capital

            Proceeds from share issuance net of share issuance costs are recorded at the amount paid. Share capital issued for non-monetary consideration is recorded at the fair market value of the shares on the date the shares are issued.

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Notes to Financial Statements
For the Years Ended February 28, 2014, 2013 and 2012
(Canadian Dollars)

            (f)        Earnings Per Share

            Basic earnings per share is computed using the weighted average number of common shares outstanding during the period, and diluted earnings per share is computed using the weighted average number of common shares outstanding during the period adjusted for all potentially dilutive common stock equivalents, except in cases where the effect of the common stock equivalents would be antidilutive. There were no potentially dilutive common stock equivalents outstanding at February 28, 2014, 2013 or 2012.

            (g)        Financial Instruments.

            The fair market value of the Company’s financial instruments comprising cash, accounts payable and accrued liabilities and due to shareholder were estimated to approximate their carrying values due to immediate or short-term maturity of these financial instruments. The Company maintains cash balances at financial institutions which do not exceed federally insured amounts. The Company has not experienced any material losses in such accounts.

            The Company is not exposed to any foreign exchange or interest rate risk.

            (h)        Fair Value of Financial Instruments.

            We measure and disclose certain financial assets and liabilities at fair value. ASC Topic 820, Fair Value Measurements and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC Topic 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1 –	Quoted prices in active markets for identical assets or liabilities.
Level 2 –

Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 –	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

            We utilize the active market approach to measure fair value for our financial assets and liabilities. We report separately each class of assets and liabilities measured at fair value on a recurring basis and include assets and liabilities that are disclosed but not recorded at fair value in the fair value hierarchy.

            The fair values of cash, accounts payable and accrued liabilities, and due to shareholder for all periods presented approximate their respective carrying amounts due to the short term nature of these financial instruments.

(i)        Income Taxes

            Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the expected future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance so that the assets are recognized only to the extent that when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will be realized.

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Notes to Financial Statements
For the Years Ended February 28, 2014, 2013 and 2012
(Canadian Dollars)

            Per FASB ASC 740 “Income taxes” under the liability method, it is the Company’s policy to provide for uncertain tax positions and the related interest and penalties based upon management’s assessment of whether a tax benefit is more likely than not to be sustained upon examination by tax authorities. At February 28, 2014, the Company believes it has appropriately accounted for any unrecognized tax benefits. To the extent the Company prevails in matters for which a liability for an unrecognized benefit is established or is required to pay amounts in excess of the liability, the Company’s effective tax rate in a given financial statement period may be affected. Interest and penalties associated with the Company’s tax positions are recorded as Interest Expense.

     (j)        Research costs

            Research costs are expensed in the year incurred. The Company expenses development costs in the year incurred, except when it is determined that the costs meet United States GAAP criteria for deferral and amortization. Deferred development costs, if any, will be amortized on straight-line basis over the expected useful life of the underlying product.

            (k)        Recent Accounting Pronouncements

            In December 2011, the FASB issued guidance which requires entities to disclose both gross information and net information about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope of this standard includes derivatives, sale and repurchase agreements, reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements. These disclosures assist users of financial statements in evaluating the effect or potential effect of netting arrangements on an entity’s financial position. This guidance was effective for the Company in its fiscal year beginning March 1, 2013. This guidance did not have an impact on the Company’s financial statements.

            In February 2013, the FASB issued new accounting guidance to update the presentation of reclassifications from comprehensive income to net income in consolidated financial statements. Under this new guidance, an entity is required to present information about the amounts reclassified out of accumulated other comprehensive income either by the respective line items of net income or by cross-reference to other required disclosures. The new guidance does not change the requirements for reporting net income or other comprehensive income in the financial statements. This guidance was effective for the Company in its fiscal year beginning March 1, 2013. This guidance did not have an impact on the Company’s financial statements.

            In July 2013, the FASB issued new accounting guidance that requires the presentation of unrecognized tax benefits as a reduction of the deferred tax assets, when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists at the reporting date. This new guidance is effective for annual reporting periods beginning on or after December 15, 2013 and subsequent interim periods. This guidance is effective for the Company’s fiscal year beginning March 1, 2014 and is not expected to have a material impact on the Company’s financial statements.

            In June 2014, the FASB issued ASU No. 2014-10, Development Stage Entities (Topic 915). Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation. The amendments in this Update remove the definition of a development stage entity from the Master Glossary of the Accounting Standards Codification, thereby removing the financial reporting distinction between development stage entities and other reporting entities from U.S. GAAP. In addition, the amendments eliminate the requirements for development stage entities to:

1)	present inception-to-date information in the statements of income, cash flows, and shareholder equity;
2)	label the financial statements as those of a development stage entity;
3)	disclose a description of the development stage activities in which the entity is engaged; and

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Notes to Financial Statements
For the Years Ended February 28, 2014, 2013 and 2012
(Canadian Dollars)

4)	disclose in the first year in which the entity is no longer a development stage entity that in prior years it had been in the development stage.

            The amendments also clarify that the guidance in Topic 275, Risks and Uncertainties, is applicable to entities that have not commenced planned principal operations.

            Finally, the amendments remove the exception for development stage entities (to not be considered a VIE, if certain conditions are met) in paragraph 810-10-15-16. Under the amendments, all entities within the scope of the Variable Interest Entities Subsections of Subtopic 810-10 are required to evaluate whether the total equity investment at risk is sufficient using the guidance provided in paragraphs 810-10-25-45 through 25-47, which requires both qualitative and quantitative evaluations.

            The amendments related to the elimination of inception-to-date information and the other remaining disclosure requirements of Topic 915 should be applied retrospectively except for the clarification to Topic 275, which shall be applied prospectively. For public business entities, those amendments are effective for annual reporting periods beginning after December 15, 2014, and interim periods therein. For other entities, the amendments are effective for annual reporting periods beginning after December 15, 2014, and interim reporting periods beginning after December 15, 2015. Early application of each of the amendments is permitted for any annual reporting period or interim period for which the entity’s financial statements have not yet been issued (public business entities) or made available for issuance (other entities). Upon adoption, entities will no longer present or disclose any information required by Topic 915. The Company has chosen to early adopt these amendments and accordingly has not presented inception-to-date information in these financial statements.

            (k)        Use of Estimates and Assumptions

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities known to exist as of the date the financial statements are published, and the reported amount of revenues and expenses recognized during the periods presented. The Company reviews all significant estimates affecting its financial statements on a recurring basis and records the effect of any necessary adjustments prior to their publication. Judgments and estimates are based on the Company’s beliefs and assumptions derived from information available at the time such judgments and estimates are made. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements. Estimates are primarily used in the Company’s assessment of going concern, fair value assumptions in determining market interest rates on amounts due to shareholder, and estimation of deferred income taxes.

3.        DUE TO SHAREHOLDER

            The advances from shareholders are non interest bearing and have no fixed terms of repayment (note 6).

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Notes to Financial Statements
For the Years Ended February 28, 2014, 2013 and 2012
(Canadian Dollars)

4.        INCOME TAX

            As at February 28, 2014, the Company has non capital loss carry forwards of approximately $99,632 (2013 - $83,440). This benefit has been fully offset by a valuation allowance based on management's determination that it is not more likely than not that some or all of this benefit will be realized. These losses expire as follows:

$

2028	64,988
2029	1,520
2030	4,255
2031	60
2032	10,742
2033	1,875
2034	16,192
Total	99,632

            For the years ended February 28, 2014, 2013, and 2012, a reconciliation of income tax benefit at the Canadian statutory tax rate to income tax benefit at the Company's effective tax rate is as follows.

	2014	2013	2012
	$	$	$

Loss before tax for the year	20,191	5,875	14,742

Expected income tax recovery	3,130	911	2,285
Non-deductible items	(620)	(620)	(620)
Change in tax rates	1,232	1,012	478
Debt forgiveness	(773)	(1,074)	(885)
Change in valuation allowance	(2,969)	(229)	(1,258)
Total income tax expense	-	-	-

            Deferred taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets (liabilities) at February 28, 2014 and 2013 are comprised of the following:

	2014	2013
	$	$

Cumulative Eligible Capital	2,911	2,911
Non capital loss carryforward	26,402	23,434
	29,314	26,345
Valuation allowance	(29,314)	(26,345)
Net deferred tax asset	-	-

            Accounting for uncertainty for Income Tax

            Effective March 1, 2009, we adopted the interpretation for accounting for uncertainty in income taxes which was an interpretation of the accounting standard accounting for income taxes. This interpretation created a single model to address accounting for uncertainty in tax positions. This interpretation clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Notes to Financial Statements
For the Years Ended February 28, 2014, 2013 and 2012
(Canadian Dollars)

            The Company files income tax returns in Canada. We do not have any unrecognized tax benefits or loss contingencies. Unrecognized tax benefits are not expected to increase or decrease within the next twelve months. Interest and penalties are included in general and administrative costs. The Company’s tax returns for the years ended February 28, 2011 to 2014 are subject to review by taxation authorities.

5.        CAPITAL STOCK

(a)	Common Stock

The Company is authorized to issue an unlimited number of:

	(i)	Class A voting common shares with no par value
	(ii)	Class B non-voting common shares with no par value
	(iii)	Class C non-voting common shares with no par value

(b)	Preferred Stock

The Company is authorized to issue an unlimited number of:

	(i)	First voting, redeemable preferred, shares
	(ii)	Second non-voting, redeemable, preferred shares
	(iii)	Third non-voting, redeemable, preferred shares
	(iv)	Fourth voting, redeemable, preferred shares

            First preferred shares are redeemable at $1.00 per preferred share. First preferred shares rank in priority to all other classes of shares of the Corporation but shall not confer any further right to participate in profits or assets.

            The Second preferred shares redeemable at $10.00 per preferred share. Second preferred shares rank in priority to all other classes of shares of the Corporation other than the First Preferred Shares but shall not confer any further right to participate in profits or assets.

            The Third preferred shares are redeemable at $100.00 per preferred share. Third preferred shares rank in priority to all other classes of shares of the Corporation other than the First preferred shares and the Second preferred shares but shall not confer any further right to participate in profits or assets.

            The Fourth preferred shares are redeemable at $100.00 per preferred share. Fourth preferred shares rank in priority to all other classes of shares of the corporation other than the First preferred shares, the Second preferred shares and the Third preferred shares but shall not confer any further right to participate in profits or assets.

            The holders of preferred shares are entitled to receive dividends at the discretion of the directors.

	2014	2013
Issued
Common stock
2,500,000 Class A Common Shares	83,103	83,103

            During the year ended February 29, 2008, the Company issued 2,500,000 Class A Common Shares for a value of $83,103. No additional share issuances nor declared dividends have taken place since then.

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Notes to Financial Statements
For the Years Ended February 28, 2014, 2013 and 2012
(Canadian Dollars)

6.        RELATED PARTY TRANSACTIONS

            The Company has recorded obligations to its shareholders that are non-interest bearing or bear interest rates below equivalent market rates. The Company has recorded additional interest expense of $4,000 (2013 - $4,000; 2012 - $4,000) to reflect the benefit received from the shareholder for these non-interest bearing or low interest loans, using an estimated market rate of interest of 20%.

            During the year ended February 28, 2014, directors and shareholders of the Company paid professional fees on behalf of the Company in the amount of $4,989 (2013 - $6,925, 2012 – 5,702). These amounts are not expected to be repaid and have been recorded as a contribution to surplus.

CTT Pharmaceuticals, Inc.
(Formerly Fenwafe Inc.)
Interim Condensed Financial Statements
May 31, 2014
(Unaudited)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CTT Pharmaceuticals, Inc.:

We have reviewed the condensed balance sheet of CTT Pharmaceuticals, Inc. as of May 31, 2014, and the related condensed statements of operations and comprehensive loss, stockholders’ equity and cash flows for the three-month periods ended May 31, 2014 and 2013. These financial statements are the responsibility of the company's management.

We conducted our review in accordance with standards established by the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the condensed financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

Chartered Accountants
Vancouver, BC, Canada
August 6, 2014

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Interim Condensed Balance Sheets
As at May 31, 2014 and February 28, 2014
(Canadian Dollars)
(Unaudited)

	May 31,	February 28,
	2014	2014

Assets

Current
Cash	$2,154	$439

Total Assets	$2,154	$439

Liabilities

Current
Accounts payable and accrued liabilities	$10,784	$11,624
Due to shareholder (Note 3)	20,000	20,000

Total Liabilities	30,784	31,624

Stockholders’ Deficiency
Capital stock (Note 4)
Authorized Unlimited Class A common voting shares with no par value Unlimited Class B and C common non-voting shares with no par value Unlimited redeemable First preferred voting shares Unlimited redeemable Second and Third preferred non-voting shares Unlimited redeemable Fourth preferred voting shares Issued and outstanding: 2,500,000 (February 28, 2014: 2,500,000) Class A Common Shares	83,103	83,103
Contributed surplus	96,836	90,836
Deficit	(208,569)	(205,124)

Total Stockholders’ Deficiency	(28,630)	(31,185)

Total Liabilities and Stockholders’ Deficiency	$2,154	$439

Going Concern (Note 1)

The accompanying notes are an integral part of these interim condensed financial statements

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Interim Condensed Statements of Operations and Comprehensive Loss
For the Three Month Period Ended May 31
(Canadian Dollars)
(Unaudited)

	2014	2013

Revenues	$-	$-

Operating expenses
Bank charges and interest (Note 5)	1,030	1,000
Professional fees	2,415	416

Total operating expenses	3,445	1,416

Loss before income taxes	3,445	1,416

Provision for income taxes	-	-

Net loss and comprehensive loss	$3,445	$1,416

Loss per share (basic and diluted)	$0.01	$0.01

Weighted average number of common shares (basic and diluted)	2,500,000	2,500,000

The accompanying notes are an integral part of these interim condensed financial statements

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Interim Condensed Statements of Cash Flows
For the Three Month Period Ended May 31,
(Canadian Dollars)
(Unaudited)

	2014	2013

Cash provided by (used for) the following activities
Operating activities
Net loss	(3,445)	(1,416)
Adjustments for non-cash items:
Imputed interest	1,000	1,000
Changes in non-cash working capital items
Accounts payable and accrued liabilities	(840)	-

	(3,285)	(416)

Financing activities
Advances from shareholders	5,000	416

Increase (decrease) in cash resources	1,715	-
Cash resources, beginning	438	17

Cash resources, ending	2,154	17

Cash paid for:
Interest	-	-
Taxes	-	-

The accompanying notes are an integral part of these interim condensed financial statements

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Interim Condensed Statements of Stockholders’ Deficiency
For the Three Month Period Ended May 31, 2014
(Canadian Dollars)
(Unaudited)

	Class A	Capital	Contributed		Stockholders’
	Common Stock	Stock	Surplus	Deficit	Deficiency

Balance, February 28, 2012	2,500,000	83,103	61,220	(164,316)	(19,992)

Contribution of capital - interest	-	-	4,000	-	4,000
Contribution of capital – loan forgiveness			6,925		6,925
Loss for the year	-	-	-	(5,875)	(5,875)
Balance, February 28, 2013	2,500,000	83,103	81,847	(184,933)	(19,983)

Contribution of capital - interest	-	-	4,000	-	4,000
Contribution of capital – loan forgiveness			4,989		4,989
Loss for the year	-	-	-	(20,191)	(20,191)
Balance February 28, 2014	2,500,000	83,103	90,836	(205,124)	(31,185)

Contribution of capital - interest	-	-	1,000	-	1,000
Contribution of capital – loan forgiveness			5,000	-	5,000
Loss for the year	-	-	-	(3,445)	(3,445)
Balance May 31, 2014	2,500,000	83,103	96,836	(208,569)	(28,630)

The accompanying notes are an integral part of these interim condensed financial statements

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Notes to Interim Condensed Financial Statements
For the Three Month Period Ended May 31, 2014
(Canadian Dollars)
(Unaudited)

1.        BASIS OF PRESENTATION

            CTT Pharmaceuticals, Inc. (formerly Fenwafe Inc.) (the “Company”) was incorporated under the Canadian Business Corporations Act on March 8, 2007. The Company intends to specialize in the development of oral drug delivery systems for pain management and treatment.

            The accompanying unaudited financial statements were prepared using U.S. Generally Accepted Accounting Principles (US GAAP) for interim financial information and accordingly, they do not include all of the information necessary for a fair presentation of results of operations, financial position, and cash flows in conformity with US GAAP. In our opinion, the unaudited interim condensed financial statements reflect all adjustments of a normal recurring nature considered necessary for the fair presentation of the results for the periods presented. Operating results for interim periods are not necessarily indicative of results that may be expected for the fiscal year as a whole. These unaudited interim condensed financial statements should be read in conjunction with the financial statements and notes there to included in the Company’s annual audited financial statements.

            These financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has accumulated operating losses of $208,569 since inception and the continuation of the Company is dependent upon the continuing support of creditors and the shareholders, long-term financing, ongoing product development, the successful implementation of a marketing program, market acceptance of its products and achieving profitability. These factors raise substantial doubt that the Company will be able to continue as a going concern. These financial statements do not give effect to any adjustments to the amounts and classifications of assets and liabilities which might be necessary should the Company be unable to continue its operations as a going concern.

2.        SIGNIFICANT ACCOUNTING POLICIES

            These financial statements have been prepared in accordance with accounting principles generally accepted in the United States applicable to a going concern and reflect the policies outlined below.

            (a)        Cash and Cash Equivalents

            The Company considers all highly liquid investments purchased with an original or remaining maturity of less than three months at the date of purchase to be cash equivalents. Cash and cash equivalents include balances with banks and operating line of credit.

            (b)        Revenue Recognition

            Revenue is recognized when persuasive evidence of an arrangement exists, title passes to the customer, typically upon delivery, and when collection of the fixed or determinable selling price is reasonably assured.

            (c)        Functional and Presentation Currency

            The functional and presentation currency of the Company and its consolidated entities is the Canadian Dollar. Foreign exchange gains and losses relating to transactions not denominated in the Canadian Dollar are included in operating income (loss).

            (d)        Comprehensive Income

            Other comprehensive income refers to revenues, expenses, gains and losses that under generally accepted accounting principles are included in comprehensive income, but are excluded from net income as these amounts are recorded directly as an adjustment to stockholders’ equity. Since inception, the Company had no elements of comprehensive income.

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Notes to Interim Condensed Financial Statements
For the Three Month Period Ended May 31, 2014
(Canadian Dollars)

            (e) Capital Stock

            Proceeds from share issuance net of share issuance costs are recorded at the amount paid. Share capital issued for non-monetary consideration is recorded at the fair market value of the shares on the date the shares are issued.

             (f)        Earnings Per Share

            Basic earnings per share is computed using the weighted average number of common shares outstanding during the period, and diluted earnings per share is computed using the weighted average number of common shares outstanding during the period adjusted for all potentially dilutive common stock equivalents, except in cases where the effect of the common stock equivalents would be antidilutive. There were no potentially dilutive common stock equivalents outstanding at May 31, 2014 or February 28, 2014.

            (g)        Financial Instruments.

            The fair market value of the Company’s financial instruments comprising cash, accounts payable and accrued liabilities and due to shareholder were estimated to approximate their carrying values due to immediate or short-term maturity of these financial instruments. The Company maintains cash balances at financial institutions which do not exceed federally insured amounts. The Company has not experienced any material losses in such accounts.

            The Company is not exposed to any foreign exchange or interest rate risk.

            (h)        Fair Value of Financial Instruments.

            We measure and disclose certain financial assets and liabilities at fair value. ASC Topic 820, Fair Value Measurements and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC Topic 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1 –	Quoted prices in active markets for identical assets or liabilities.
Level 2 –

Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 –	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

            We utilize the active market approach to measure fair value for our financial assets and liabilities. We report separately each class of assets and liabilities measured at fair value on a recurring basis and include assets and liabilities that are disclosed but not recorded at fair value in the fair value hierarchy.

            The fair values of cash, accounts payable and accrued liabilities, and due to shareholder for all periods presented approximate their respective carrying amounts due to the short term nature of these financial instruments.

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Notes to Interim Condensed Financial Statements
For the Three Month Period Ended May 31, 2014
(Canadian Dollars)

            (i)        Income Taxes

            Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the expected future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance so that the assets are recognized only to the extent that when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will be realized.

            Per FASB ASC 740 “Income taxes” under the liability method, it is the Company’s policy to provide for uncertain tax positions and the related interest and penalties based upon management’s assessment of whether a tax benefit is more likely than not to be sustained upon examination by tax authorities. At May 31, 2014, the Company believes it has appropriately accounted for any unrecognized tax benefits. To the extent the Company prevails in matters for which a liability for an unrecognized benefit is established or is required to pay amounts in excess of the liability, the Company’s effective tax rate in a given financial statement period may be affected. Interest and penalties associated with the Company’s tax positions are recorded as Interest Expense.

            (j)        Research costs

            Research costs are expensed in the year incurred. The Company expenses development costs in the year incurred, except when it is determined that the costs meet United States GAAP criteria for deferral and amortization. Deferred development costs, if any, will be amortized on straight-line basis over the expected useful life of the underlying product.

            (k)        Recent Accounting Pronouncements

            In July 2013, the FASB issued new accounting guidance that requires the presentation of unrecognized tax benefits as a reduction of the deferred tax assets, when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists at the reporting date. This new guidance is effective for annual reporting periods beginning on or after December 15, 2013 and subsequent interim periods. This guidance is effective for the Company’s fiscal year beginning March 1, 2014 and adoption of this standard did not have a material impact on the Company’s financial statements.

            In June 2014, the FASB issued ASU No. 2014-10, Development Stage Entities (Topic 915). Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation. The amendments in this Update remove the definition of a development stage entity from the Master Glossary of the Accounting Standards Codification, thereby removing the financial reporting distinction between development stage entities and other reporting entities from U.S. GAAP. In addition, the amendments eliminate the requirements for development stage entities to:

1)	present inception-to-date information in the statements of income, cash flows, and shareholder equity;
2)	label the financial statements as those of a development stage entity;
3)	disclose a description of the development stage activities in which the entity is engaged; and
4)	disclose in the first year in which the entity is no longer a development stage entity that in prior years it had been in the development stage.

            The amendments also clarify that the guidance in Topic 275, Risks and Uncertainties, is applicable to entities that have not commenced planned principal operations.

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Notes to Interim Condensed Financial Statements
For the Three Month Period Ended May 31, 2014
(Canadian Dollars)

            Finally, the amendments remove the exception for development stage entities (to not be considered a VIE, if certain conditions are met) in paragraph 810-10-15-16. Under the amendments, all entities within the scope of the Variable Interest Entities Subsections of Subtopic 810-10 are required to evaluate whether the total equity investment at risk is sufficient using the guidance provided in paragraphs 810-10-25-45 through 25-47, which requires both qualitative and quantitative evaluations.

            The amendments related to the elimination of inception-to-date information and the other remaining disclosure requirements of Topic 915 should be applied retrospectively except for the clarification to Topic 275, which shall be applied prospectively. For public business entities, those amendments are effective for annual reporting periods beginning after December 15, 2014, and interim periods therein. For other entities, the amendments are effective for annual reporting periods beginning after December 15, 2014, and interim reporting periods beginning after December 15, 2015. Early application of each of the amendments is permitted for any annual reporting period or interim period for which the entity’s financial statements have not yet been issued (public business entities) or made available for issuance (other entities). Upon adoption, entities will no longer present or disclose any information required by Topic 915. The Company has chosen to early adopt these amendments and accordingly has not presented inception-to-date information in these financial statements.

            (k)        Use of Estimates and Assumptions

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities known to exist as of the date the financial statements are published, and the reported amount of revenues and expenses recognized during the periods presented. Actual results may differ from those estimates.

            The Company reviews all significant estimates affecting its financial statements on a recurring basis and records the effect of any necessary adjustments prior to their publication. Judgments and estimates are based on the Company’s beliefs and assumptions derived from information available at the time such judgments and estimates are made. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements. Estimates are primarily used in the Company’s assessment of going concern, fair value assumptions in determining market interest rates on amounts due to shareholder, and estimation of deferred income taxes.

3.        DUE TO SHAREHOLDER

            The advances from shareholders are non interest bearing and have no fixed terms of repayment (note 5).

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Notes to Interim Condensed Financial Statements
For the Three Month Period Ended May 31, 2014
(Canadian Dollars)

4.	CAPITAL STOCK

	(a)	Common Stock

The Company is authorized to issue an unlimited number of:

		(i)	Class A voting common shares with no par value
		(ii)	Class B non-voting common shares with no par value
		(iii)	Class C non-voting common shares with no par value

	(b)	Preferred Stock

The Company is authorized to issue an unlimited number of:

		(i)	First voting, redeemable preferred, shares
		(ii)	Second non-voting, redeemable, preferred shares
		(iii)	Third non-voting, redeemable, preferred shares
		(iv)	Fourth voting, redeemable, preferred shares

            First preferred shares are redeemable at $1.00 per preferred share. First preferred shares rank in priority to all other classes of shares of the Corporation but shall not confer any further right to participate in profits or assets.

            The Second preferred shares redeemable at $10.00 per preferred share. Second preferred shares rank in priority to all other classes of shares of the Corporation other than the First Preferred Shares but shall not confer any further right to participate in profits or assets.

            The Third preferred shares are redeemable at $100.00 per preferred share. Third preferred shares rank in priority to all other classes of shares of the Corporation other than the First preferred shares and the Second preferred shares but shall not confer any further right to participate in profits or assets.

            The Fourth preferred shares are redeemable at $100.00 per preferred share. Fourth preferred shares rank in priority to all other classes of shares of the corporation other than the First preferred shares, the Second preferred shares and the Third preferred shares but shall not confer any further right to participate in profits or assets.

            The holders of preferred shares are entitled to receive dividends at the discretion of the directors.

	2014	2013
Issued
Common stock
2,500,000 Class A Common Shares	83,103	83,103

            During the year ended February 29, 2008, the Company issued 2,500,000 Class A Common Shares for a value of $83,103. No additional share issuances nor declared dividends have taken place since then.

CTT Pharmaceuticals, Inc.
(formerly Fenwafe Inc.)
Notes to Interim Condensed Financial Statements
For the Three Month Period Ended May 31, 2014
(Canadian Dollars)

5.        RELATED PARTY TRANSACTIONS

            The Company has recorded obligations to its shareholders that are non-interest bearing or bear interest rates below equivalent market rates. During the three month period ended May 31, 2014, the Company has recorded additional interest expense of $1,000 (2013 - $1,000) to reflect the benefit received from the shareholder for these non-interest bearing or low interest loans, using an estimated market rate of interest of 20%.

            During the three month period ended May 31, 2014, directors and shareholders of the Company paid professional fees on behalf of the Company in the amount of $Nil (2013 - $416). The directors and shareholders advanced an additional $5,000 (2013 - $Nil) to the Company to pay for operating expenses. These amounts are not expected to be repaid and have been recorded as a contribution to surplus.